                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         AMERICAN RETIREMENT CORPORATION
                          111 WESTWOOD PLACE, SUITE 200
                           BRENTWOOD, TENNESSEE 37027

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2001


As a shareholder of American Retirement Corporation, you are hereby given notice of and invited to attend in person or by proxy the annual meeting of shareholders of the Company to be held at American Retirement Corporation's corporate offices at 111 Westwood Place, Suite 200, Brentwood, Tennessee, on Thursday, May 3, 2001, at 11:00 a.m., central time, for the following purposes:

         1. To elect three Class I directors to serve for a term of three years; and

         2. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

You can ensure that your shares of common stock are voted at the annual meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. WHETHER OR NOT YOU PLAN TO ATTEND, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                BY ORDER OF THE BOARD OF DIRECTORS,



                                /s/ GEORGE T. HICKS
                                -------------------------------------------
                                GEORGE T. HICKS
                                SECRETARY

Brentwood, Tennessee
April 6, 2001

                         AMERICAN RETIREMENT CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2001

This proxy statement contains information related to the annual meeting of shareholders of American Retirement Corporation to be held at the date, time, and place and for the purposes set forth in the accompanying notice of annual meeting of shareholders, and at any adjournment or postponement thereof. This proxy statement and the enclosed proxy are first being sent to shareholders on or about April 6, 2001.

At the annual meeting, shareholders will elect three Class I directors. Shareholders of record on the record date, March 19, 2001, are entitled to notice of and to vote at the annual meeting. Each shareholder is entitled to one vote for each share of common stock held on the record date.

The presence at the meeting, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the annual meeting. As of the record date, 17,166,209 shares of the Company's common stock were outstanding. Proxies received but marked as abstentions will be counted as present for purposes of determining a quorum on all matters. Broker non-votes will also be counted as present for purposes of determining a quorum on all matters presently known to be brought to a vote at the annual meeting. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter.

Shares of common stock represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed, and returned without specifying choices, the shares will be voted as recommended by the Company's board of directors. A shareholder who signs and returns a proxy may revoke it at any time before it is voted by attending the annual meeting and electing to vote in person, by notifying the secretary of the Company in writing, or by duly executing a proxy bearing a later date. Shareholders whose shares of common stock are held in street name who wish to attend the meeting and vote in person will need to obtain a proxy form from the institution that holds their shares.

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. Abstentions and broker non-votes will not be counted as votes for or against any director nominee. Any other matters that may properly come before the meeting or any adjournment thereof shall be approved by the affirmative vote of a majority of the votes cast by the holders of common stock represented and entitled to vote at the annual meeting, and abstentions and "non-votes" will have no effect on the outcome of the vote.

The board of directors knows of no other matters that are to be brought to a vote at the annual meeting. If any other matter does come before the annual meeting, the persons appointed in the proxy or their substitutes will vote in accordance with the recommendation of the board of directors or, if no recommendation is given, in their best judgment.

                              ELECTION OF DIRECTORS

The board of directors of the Company is divided into three classes, each class to be as nearly equal in number as possible. The current board of directors is comprised of ten members. At each annual meeting of shareholders, directors comprising one class are elected for a three-year term. The terms of the three Class I directors will expire at the annual meeting. The board of directors has nominated Christopher J. Coates, Daniel K. O'Connell and Lawrence J. Stuesser, all of whom are currently serving as directors of the Company, to be reelected to serve until the annual meeting of shareholders in 2004 and until their successors are duly elected and qualified. The terms of the Class II and Class III directors will expire at the annual meeting in 2002 and 2003, respectively.

Each of the nominees has consented to serve, if elected. If any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy may vote for such other person or persons as may be designated by the board of directors. Certain information with respect to the nominees for election as Class I directors and with respect to the Class II and Class III directors (who are not being elected at the annual meeting) is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL OF THE DIRECTOR NOMINEES.

Name                         Age                      Principal Occupation/Directorships                     Director Since
----                         ---                      ----------------------------------                     --------------
DIRECTOR NOMINEES
Class I Directors
(Terms Expire 2004)

Christopher J. Coates         50    Mr. Coates has served as president and chief operating  officer of the        1998
                                    Company and its  predecessors  since January 1993.  From 1988 to 1993,
                                    Mr.  Coates  served as  chairman  of National  Retirement  Company,  a senior  living  management  company  acquired by a  subsidiary  of the
                                    Company in 1992.  From 1985 to 1988,  Mr.  Coates was senior  director of the Retirement  Housing Division of Radice  Corporation,  following that Company's purchase in 1985 of National Retirement Consultants,  a company formed by Mr. Coates.

Daniel K. O'Connell           72    Mr.  O'Connell  has  served as a  director  of the  Company  since its        1997
                                    inception and as a director of various of the  Company's  predecessors since 1985.  Until his  retirement in 1990, Mr.  O'Connell  worked for
                                    Ryder System, Inc. for over 25 years in various capacities,  including legal  counsel  and  chief  financial  officer.  Mr.  O'Connell  is  a director  of  PNV,  Inc.,  a  company  that  provides  television  and telecommunications services to truck drivers.

Lawrence J. Stuesser          58    Since June 1999, Mr. Stuesser has been a private  investor.  From June        1997
                                    1996 to May  1999,  Mr.  Stuesser  served as the  president  and chief executive  officer  and  a  director  of  Computer  People,  Inc.,  an information technology  professional services and staffing company and a subsidiary  of Delphi Group plc, of which Mr.  Stuesser  also served as a  director.  From  July  1993  to May  1996,  Mr.  Stuesser  was a
                                    private  investor and independent  business  consultant.  From January
                                    1991 to July 1993,  Mr.  Stuesser  was  chairman  and chief  executive officer of Kimberly  Quality  Care,  Inc., a home health care services company.  Mr.  Stuesser  is also a  director  of  IntegraMed  America,
                                    Inc., a company  providing  products  and services in the  infertility industry.

CONTINUING DIRECTORS

Class II Directors
(Terms Expire 2002)

Frank M. Bumstead             59    Since  1989,   Mr.   Bumstead  has  been  president  and  a  principal        1997
                                    shareholder of Flood, Bumstead,  McCready & McCarthy, Inc., a business management firm that represents,  among others, artists,  songwriters, and producers in the music  industry.  From 1993 to December 1998, Mr.
                                    Bumstead  also served as the chairman and chief  executive  officer of
                                    FBMS  Financial,  Inc., an  investment  advisor  registered  under the
                                    Investment  Company Act of 1940.  Mr.  Bumstead is vice chairman and a director of Response Oncology,  Inc., a physician practice  management
                                    company   specializing   in   oncology,   and  a   director   of   TBA
                                    Entertainment,  Inc., an entertainment marketing and artist management company.  He is also a director of Syntroleum  Corporation,  a natural gas processor and real estate company.

Clarence Edmonds              67    Mr.  Edmonds  has  served  as a  director  of the  Company  since  its        1997
                                    inception and as a director of various of the  Company's  predecessors since 1987.  Mr. Edmonds has served in various  capacities,  including vice  president  and  treasurer,  of  Massey  Company,  an  investment services  firm,  since 1969.  Mr.  Edmonds  serves as president  and a co-trustee  of  the  Jack  C.  Massey  Foundation.  Mr.  Edmonds  is a
                                    certified public accountant.

Nadine C. Smith               43    Since August 2000,  Ms. Smith has served as president  and a member of        1997
                                    the Board of Managers of Final Arrangements,  LLC, and chief executive
                                    officer   of   Arrange   OnLine.com.   Final   Arrangements   develops
                                    application  software  and  provides  internet  services  to the death services  industry.  From April 2000 to August 2000, Ms. Smith was the president of Aegis Asset  Management,  Inc.  Prior to April 2000,  Ms.
                                    Smith  served as  president  and  chief  executive  officer  of Enidan
                                    Capital Corp., an investment  company that makes equity investments in public and  privately  held  companies.  Previously,  Ms. Smith was an investment  banker  and  principal  with NC Smith & Co.  and The First
                                    Boston  Corporation,  and a management  consultant with McKinsey & Co.
                                    Ms. Smith is also a director of American Southwest Holdings.

Class III Directors
(Terms Expire 2003)
W. E. Sheriff                 58    Mr. Sheriff has served as chairman and chief executive  officer of the        1997
                                    Company and its  predecessors  since April 1984. Mr. Sheriff serves on
                                    the   boards  of  several   privately-held   companies   and   various
                                    educational and charitable organizations.

H. Lee Barfield II            54    Mr.  Barfield  has  served  as a  director  of the  Company  since its        1997
                                    inception and as a director of various of the  Company's  predecessors since 1978.  Mr.  Barfield is a member in the law firm of Bass,  Berry
                                    & Sims PLC, the Company's  outside general counsel,  and has served in various capacities for that firm since 1974.

Robin G. Costa                34    Since  January  1998,  Ms.  Costa has  served as  president  of Maddox        1997
                                    Companies,  a  group  of  over  40  entities  involved  in oil and gas
                                    exploration,   real  estate  development  and  investment,  and  other
                                    investments.  Ms.  Costa has  served  in  various  capacities  for the
                                    Maddox  Companies  since 1985,  including as chief  operating  officer from 1994 to January 1998 and  secretary  and  treasurer  from 1992 to
                                    1994.

John A. Morris, Jr.,          54    Dr. Morris has served in varying  capacities of the medical profession        1997
M.D.                                since 1977 and is  currently a Professor  of Surgery and the  Director
                                    of  the  Division  of  Trauma  and  Surgical   Critical  Care  at  the
                                    Vanderbilt University School of Medicine,  the Medical Director of the
                                    Life Flight Air Ambulance Program at Vanderbilt  University  Hospital,
                                    and an Associate in the  Department of Health Policy and Management at
                                    Johns Hopkins University.

The board of directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. The board of directors met five times during 2000. Each director attended at least 75% of the total number of meetings of the board of directors and the committees on which he or she served.

The board of directors has standing executive, audit, and compensation committees. The membership and functions of the committees are as follows:

         Executive Committee -- This committee is authorized generally to act on behalf of the board of directors between scheduled meetings of the board, subject to certain limitations established by the board and applicable corporate law. The current members of the executive committee are Messrs. Bumstead and Sheriff and Dr. Morris. The executive committee did not meet during 2000.

         Audit Committee -- This committee makes recommendations to the board of directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent auditors quarterly to review financial results and to discuss, among other things, the scope of audits and reports, reviews the performance of the overall accounting and financial controls of the Company, and oversees the corporate compliance activities of the Company. The current members of the audit committee are Mr. Edmonds and Mses. Costa and Smith. The audit committee met four times during 2000.

         Compensation Committee -- This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering the Company's stock incentive, stock purchase, 401(k), and other executive compensation plans. The current members of the compensation committee are Messrs. O'Connell and Stuesser. The compensation committee met five times during 2000.

COMPENSATION OF DIRECTORS

Directors who are employees of the Company do not receive additional compensation for serving as directors of the Company. Non-employee directors are entitled to an annual retainer of $12,000 payable, in arrears, on the date of each annual meeting of shareholders. Non-employee directors are also entitled to a fee of $500 for each board meeting attended and $250 for each committee meeting attended that is not on the same day as a meeting of the board of directors. All directors are entitled to reimbursement for their actual out-of-pocket expenses incurred in connection with attending meetings.

In addition, non-employee directors receive options to purchase shares of common stock pursuant to the Company's 1997 Stock Incentive Plan. Options to purchase 9,000 shares of common stock were automatically granted to each person serving as a non-employee director of the Company on the date of the Company's initial public offering. Options granted to non-employee directors on the date of the Company's initial public offering vested with respect to 5,000 shares on the date of the 1998 annual meeting of shareholders, 2,000 shares on the date of the 1999 annual meeting of shareholders, and 2,000 shares on the date of the 2000 annual meeting of shareholders.

On the date of each annual meeting of the shareholders of the Company beginning with the 2000 annual meeting, each non-employee director who will continue as a director following such meeting will automatically receive an option to purchase 3,000 shares of common stock. Such options will vest with respect to all 3,000 shares on the date of the next annual meeting of shareholders. All options automatically granted to a non-employee director will enable the optionee to purchase shares of common stock at the fair market value of the common stock on the date of grant. The terms of such options are ten years from the date of grant. The exercise price may be paid in cash, shares of common stock previously owned by the director, or a combination thereof. The board of directors has the discretion to reduce, but not increase, the number of shares awardable to non-employee directors.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table shows the number of shares of common stock beneficially owned by each current director (including the three nominees for director), each of the executive officers named in the Summary Compensation Table beginning on page six hereof, the directors and executive officers as a group, and each shareholder known to management of the Company to own beneficially more than five percent of the outstanding common stock. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                                      Amount and Nature of              Percent of
                 Name of Beneficial Owner                          Beneficial Ownership (1)(2)            Class %
------------------------------------------------------------       ---------------------------          ----------
W.E. Sheriff                                                                   697,884 (3)                  4.1%
Christopher J. Coates                                                          253,336                      1.5%
Gregory B. Richard                                                              11,114                       *
H. Todd Kaestner                                                               139,552                       *
Ross C. Roadman                                                                  6,073                       *
H. Lee Barfield II                                                             632,577 (4)                  3.7%
Frank M. Bumstead                                                               27,000                       *
Robin G. Costa                                                               1,392,037 (5)(6)               8.1%
Clarence Edmonds                                                               381,239 (7)                  2.2%
John A. Morris, Jr., M.D.                                                      370,490 (8)                  2.2%
Daniel K. O'Connell                                                             48,000                       *
Nadine C. Smith                                                                 43,956                       *
Lawrence J. Stuesser                                                            62,000                       *
Capital Guardian Trust Company                                               2,045,400 (9)(10)             11.9%
DNMC Public Holdings, L.L.C.                                                 1,675,000 (11)                 9.5%
DMAR Limited Partnership                                                     1,372,037 (6)                  8.0%
Dimensional Fund Advisors Inc.                                                 895,500 (9)(12)              5.2%
LB/HRC Bond Investors Group                                                  1,210,766 (9)(13)              6.7%
All directors and executive officers as a group (17 persons)                 4,395,667                     25.4%

-------------------
 * Less than one percent.
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of common stock that certain persons presently have the right to acquire pursuant to the conversion provisions of the Company's 5 3/4% Convertible Subordinated Debentures Due 2002 ("conversion shares") are deemed outstanding for the purpose of computing such person's percentage ownership, but not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Likewise, shares subject to options held by directors and executive officers of the Company that are exercisable within 60 days of the date hereof are deemed outstanding for the purpose of computing such director's or executive officer's beneficial ownership and the beneficial ownership of all directors and executive officers as a group.
(2) Includes the following shares of common stock issuable upon the exercise of options granted pursuant to the Company's 1997 Stock Incentive Plan that the following persons are entitled to exercise within 60 days of the date hereof: Messrs. Sheriff, Coates, and Kaestner, 6,667; Mr. Richard, 10,000; Mr. Roadman, 5,000; Mses. Costa and Smith, Dr. Morris, and Mssrs. Barfield, Bumstead, Edmonds, O'Connell, and Stuesser, 12,000; and directors and executive officers as a group (17 persons), 151,002.
(3) Includes 335,519 shares, including 4,166 conversion shares, beneficially owned by a family limited partnership in which Mr. Sheriff is a general partner and 4,000 shares beneficially owned by Mr. Sheriff's wife.
(4) Includes 2,708 conversion shares. Also includes 473,065 shares, including 208 conversion shares, beneficially owned by Mr. Barfield's wife.
(5)   Address: 315 Losher, Suite 1, Hernando, MS 38632.
(6) Includes 1,372,037 shares beneficially owned by DMAR Limited Partnership. Ms. Costa is President of Margaret Energy, Inc., the general partner of DMAR. Also includes an aggregate of 8,000 shares beneficially owned by trusts as to which Ms. Costa exercises voting and dispositive power.
(7) Includes 4,166 conversion shares owned by Mr. Edmonds, 335,888 shares owned by The Jack C. Massey Foundation, of which Mr. Edmonds serves as a co-trustee, 5,000 shares beneficially owned by a trust of which Mr. Edmonds and his wife serve as co-trustees and lifetime beneficiaries, and 24,185 shares, including 4,166 conversion shares, beneficially owned by Mr. Edmonds' wife. Mr. Edmonds disclaims beneficial ownership of his wife's shares.
(8) All shares are beneficially owned by partnerships owned and controlled by Dr. Morris, his brother, and other members of Dr. Morris's family.
(9) Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission.
(10) Address: 11100 Santa Monica Boulevard, Los Angeles, California 90025. Capital Guardian, a bank, reported that it has sole voting power with respect to 1,641,000 shares of common stock and sole dispositive power with respect to 2,045,400 shares.
(11) Based solely upon information set forth in a Schedule 13D filed jointly by DNMC Public Holdings, L.L.C., Walton Street Real Estate Fund II, L.P., Walton Street Managers II, L.P., and WSC Managers II, L.P. with the Securities and Exchange Commission. Address: 900 North Michigan Avenue, Chicago, Illinois 60611. These entities engage principally in the business of investing in securities and real estate. Includes 375,000 conversion shares.
(12)  Address: 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(13) Address: c/o Lehman Brothers Holdings, LLC, 3 World Financial Center, 12th Floor, New York, NY 10285. LB/HRC Bond Investors Group consists of Lehman Brothers Inc. and Holiday Retirement Corporation and certain persons affiliated with Lehman Brothers Inc. and Holiday Retirement Corporation. Such persons disclaim the existence of a group pursuant to Rule 13d-5 promulgated under the Securities Exchange Act of 1934. Includes 920,166 conversion shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation paid or accrued by the Company during 1998, 1999, and 2000 on behalf of the Company's Chief Executive Officer and the four other most highly-paid executive officers of the Company, (collectively, the "named executive officers").

                                                                                      Long-Term
                                                                                     Compensation
                                                                                        Awards
                                                      Annual Compensation        ---------------------
                                                     ----------------------      Securities Underlying         All Other
Name and Principal Positions         Fiscal Year     Salary($)     Bonus($)           Options(#)             Compensation($)
----------------------------         -----------     ---------     --------      ---------------------       ---------------
W.E. Sheriff,                           2000          271,500        6,773                 --                   79,610 (1)
     Chairman and Chief                 1999          270,000          --                70,000                 93,500 (1)
     Executive Officer                  1998          237,667       78,017              225,000                 90,000 (1)

Christopher J. Coates,                  2000          202,000        5,039                 --                       --
     President and Chief                1999          200,000          --                95,000                  2,835 (2)
     Operating Officer                  1998          178,667       58,567               60,000                  8,604 (2)

Gregory B. Richard,                     2000          171,355        2,122               30,000                     --
     Executive Vice President -         1999            --             --                  --                       --
     Operations                         1998            --             --                  --                       --

H. Todd Kaestner,                       2000          162,000        4,041                 --                       --
     Executive Vice President -         1999          160,000          --                52,500                   2,268 (2)
     Corporate Development              1998          140,000       45,892               42,000                   6,146 (2)

Ross C. Roadman,                        2000          151,500       41,279                  --                      --
     Senior Vice President -            1999          131,928          --               115,000                     --
     Strategic Planning and             1998            --             --                  --                       --
     Investor Relations

-----------------

(1) Reflects insurance premiums paid by the Company for insurance policies benefiting Mr. Sheriff.
(2) Reflects contributions by the Company under the Company's Section 162 deferred compensation plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning an option granted in 2000 to Gregory B. Richard. The Company did not grant options in 2000 to any other named executive officer. None of the named executive officers were granted stock appreciation rights.

                                               Individual Grants
                          -----------------------------------------------------------
                                           Percent of
                                              Total                                    Potential Realizable Value at
                           Number of         Options                                      Assumed Annual Rates of
                           Securities      Granted to                                    Stock Price Appreciation
                           Underlying       Employees       Exercise                          for Option Term
                            Options         in Fiscal        or Base       Expiration  ----------------------------
Name                      Granted(#)(1)      Year(%)       Price($/Sh)        Date        5%($)            10%($)
------------------        -------------    ----------      -----------     ----------  -----------       ----------
Gregory B. Richard           30,000           16.4           6.3125          1/10/10     119,097           301,815

-----------------
(1) The option vests and becomes exercisable in three equal, annual installments commencing on the first anniversary of the date of grant.

FISCAL YEAR-END OPTION VALUES

The following table provides information as to the number and value of the unexercised options held by the named executive officers at December 31, 2000. None of the named executive officers exercised options during 2000. During 2000, certain of the named executive officers voluntarily cancelled options to purchase an aggregate of 724,500 shares. None of the named executive officers has held or exercised stock appreciation rights.

                                          Number of Securities
                                         Underlying Unexercised                  Value of Unexercised
                                               Options at                             In-the-Money
                                            Fiscal Year-End(#)              Options at Fiscal Year-End($)(1)
                                     --------------------------------       --------------------------------
       Name                          Exercisable        Unexercisable       Exercisable        Unexercisable
       ------------------------      -----------        -------------       -----------        -------------
       W.E. Sheriff                     6,667               13,333               --                  --

       Christopher J. Coates            6,667               13,333               --                  --

       Gregory B. Richard                 --                30,000               --                  --

       H. Todd Kaestner                 6,667               13,333               --                  --

       Ross C. Roadman                  5,000               10,000               --                  --

-----------------
(1) Based on the closing price of the Company's common stock on the New York Stock Exchange on December 31, 2000 ($3.05).

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The compensation paid to the Company's executive officers is reviewed and approved annually by the compensation committee of the board of directors, which is composed of non-employee directors. In addition to reviewing and approving salary and bonus arrangements for the Company's executive officers, the compensation committee approves long-term incentive awards for the executive officers and the other key employees of the Company and administers the stock incentive plan, stock purchase plan, 401(k) plan, and other compensation plans maintained by the Company.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

         The objectives of the Company's executive compensation program are to:

         - attract, motivate, and retain the executives responsible for the success of the Company;
         - reward key executives based upon corporate and individual performance; and
         -        provide incentives designed to maximize shareholder value.

The compensation committee reviews the Company's executive officer compensation program annually to ensure that the compensation paid to the Company's executive officers is consistent with the Company's business strategy, corporate culture, and operating performance. The compensation committee also reviews the compensation policies of similar companies in the senior living industry to ensure that the Company's compensation policies are competitive with other companies in the industry. The three primary components of the Company's executive officer compensation program are a base salary, the potential for a performance-based annual bonus, and periodic grants of stock options.

BASE SALARIES. Base salaries for the Company's executive officers, as well as changes in such salaries, are based upon a number of factors, including:

         -        recommendations by the chief executive officer;
         - annual base salaries of similarly situated executives at companies the committee deems to be comparable to the Company;
         -        the nature of the executive officer's position;
         - the committee's subjective determination of the executive officer's contribution to the performance of the Company;
         -        the experience of the officer; and
         -        the term of the officer's employment with the Company.

The chief executive officer reviews all salary recommendations with the compensation committee, which then approves or disapproves such recommendations.

In August 2000, the compensation committee reviewed the base salaries for the Company's executive officers. Based upon a review of the base compensation payable to executive officers of comparable companies and discussions with the Company's chief executive officer, the committee determined that the base compensation levels for the Company's executive officers were competitive with the average base compensation levels of executive officers with similar responsibilities at comparable companies. Therefore none of the executive officers received substantial increases in base salary for 2000.

ANNUAL BONUSES. Approximately $87,500 related to annual bonuses was accrued on behalf of the executive officers of the Company for fiscal 2000. Bonuses for 2000 provided for the payment of approximately $50,000 of bonuses based upon certain 2000 earning targets and approximately $37,500 accrued on behalf of an executive officer upon his initial employment by the Company. The compensation committee has approved an officers' compensation plan for 2001 that provides for the payment of bonuses based upon the attainment of certain 2001 earnings targets.

STOCK OPTIONS. In order to align the long-term interests of the executive officers with those of shareholders, the compensation committee from time to time awards stock options to the Company's executive officers. The terms of these options, including the sizes of the grants, are determined by the compensation committee based upon the recommendations of the Company's chief executive officer and the committee's subjective discretion. Awards of stock options to executive officers have been historically at then-current market prices and with periodic vesting over three years. In 2000, the compensation committee granted options to purchase an aggregate of 55,000 shares of common stock to executive officers upon initial employment by the Company.

SECTION 162 DEFERRED COMPENSATION PLAN. In addition, the Company maintains a non-qualified deferred compensation plan that allows executive officers who are deemed "highly compensated" under Internal Revenue Service guidelines to make after-tax contributions to an investment account established in such executive officer's name. The Company makes additional contributions at the discretion of the committee. For 2000, the Company did not make any contributions to the deferred compensation plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

In establishing the compensation of W.E. Sheriff, the Company's chief executive officer, the compensation committee utilized the same compensation policies applicable to executive officers in general. During 2000, Mr. Sheriff received an increase in his base salary of $1,500 and received a bonus for fiscal year 2000 of $6,773.

LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Internal Revenue Code generally disallows a corporate deduction for compensation over $1.0 million paid to the Company's chief executive officer and any of the four other most highly compensated officers. The $1.0 million limitation applies to all types of compensation, including restricted stock awards and amounts realized on the exercise of stock options and stock appreciation rights, unless the awards and plan under which the awards are made qualify as "performance based" under the terms of the code and related regulations. The Company currently anticipates that the compensation of its executive officers will be deductible under Section 162(m) because executive officer compensation is presently below the $1.0 million limit. In the event compensation paid to the Company's chief executive officer or any of the four other most highly compensated executive officers exceeds the $1.0 million limit, the Company will attempt to structure such compensation in a manner that will comply with the limits of Section 162(m).

              DANIEL K. O'CONNELL            LAWRENCE J. STUESSER

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the compensation committee are Mr. O'Connell and Mr. Stuesser. Mr. Barfield served as a member of the compensation committee from May 2000 to February 2001. Mr. Barfield is a member in the law firm of Bass, Berry & Sims PLC, the Company's outside general counsel.

                             AUDIT COMMITTEE REPORT

The audit committee of the board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. The audit committee of the board of directors is composed of three directors who are independent directors as defined under the applicable rules of the New York Stock Exchange. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The audit committee reviews the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit on whether the Company's consolidated financial statements are in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited December 31, 2000 financial statements. The audit committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management. The audit committee has considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

ROBIN G. COSTA                 CLARENCE EDMONDS                 NADINE C. SMITH

The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                              CERTAIN TRANSACTIONS

MANAGEMENT AGREEMENTS

The Company has developed ten assisted living residences for an unaffiliated third-party. Following completion of construction, the residences were leased by such unaffiliated third-party to affiliates of John Morris, a director of the Company. The Company agreed to manage such residences pursuant to management agreements that provide for the payment of management fees to the Company based on a percentage of the gross revenues of each residence and require the Company to fund operating losses above a specified amount. The Company has agreements with similar terms with unaffiliated parties. During 2000, the Company recognized $562,000 of management fees pursuant to these management agreements. In addition, pursuant to the management agreements the Company is required to pay operating losses of the communities above specified limits. As of December 31, 2000, approximately $1.2 million was due to the Company from these affiliates. Such amounts are expected to be reimbursed through the future acquisition of the leasehold interests of these affiliates. During 2000, the Company acquired the leasehold interests in four of these communities from affiliates of Dr. Morris for $6.2 million.

FREEDOM GROUP TRANSACTION - ONGOING OBLIGATIONS

In July 1998, the Company consummated the acquisition of Freedom Group, Inc. and certain entities affiliated with Freedom Group and Robert G. Roskamp, a former director of the Company and Freedom Group's founder and chairman, and certain related transactions. As part of the transactions with Freedom Group, the Company entered into a 20-year management agreement, with two ten-year renewal options, for Freedom Plaza, a retirement community located in Peoria, Arizona. The owners of the community include a charitable foundation of which Mr. Roskamp is a director. Pursuant to the management agreement, the Company receives a management fee equal to all cash receipts from the community that is in excess of operating expenses, refunds of entrance fees, capital expenditure reserves, debt service, and certain payments to the community's owners. During 2000, the Company recognized $972,000 in management fees pursuant to the management agreement. The Company has also provided the Arizona Department of Insurance
(DOI) with a limited guaranty relating to the financial performance of the managed community, and has notified the Arizona DOI of the Company's intention to enter into a lease of the community, if the Company can reach acceptable terms with the owner.

The Company also entered into a 20-year management agreement, with two ten-year renewal options, for Freedom Square, a retirement community located in Seminole, Florida in which Mr. Roskamp owns a 98% interest. In connection with the management agreement, the Company assumed Freedom Group's existing guaranty of approximately $19.9 million of the mortgage debt associated with the community, $18.6 million of which was outstanding at December 31, 2000. Pursuant to the management agreement, the Company receives a management fee equal to all cash receipts from the community that is in excess of operating expenses, refunds of entrance fees, capital expenditure reserves, debt service, and certain payments to the community's owner. The Company also acquired an option to purchase Freedom Square upon the occurrence of certain events, including the expiration of the agreement, for a formula purchase price. During 2000, the Company recognized $519,000 in management fees pursuant to the management agreement.

The Company also entered into a three-year management agreement for Freedom Village Brandywine, a retirement community located in Brandywine, Pennsylvania that was owned by a partnership in which Mr. Roskamp owns a 70.0% interest. Pursuant to the management agreement, the Company received a management fee equal to 5.0% of the gross revenues of the community. The Company paid a non-refundable deposit of $2.0 million to acquire an option to purchase the Freedom Village Brandywine community for a purchase price of $14.0 million, plus the assumption of certain specified liabilities. On May 26, 2000, the Company assigned its purchase option to a third party, which exercised the option and purchased the property. The Company subsequently acquired approximately $18.0 million of assets limited to use which it pledged to this third party and simultaneously entered into a series of agreements with this party to lease and operate this community. The Company also assumed Freedom Group's remaining development obligations relating to Freedom Village Brandywine. During 2000, the Company recognized $212,000 in management fees pursuant to the management agreement.

Pursuant to the transactions with Freedom Group, the Company also entered into an agreement to provide development services related to the development and construction of Sarasota Bay Club, a retirement community in Sarasota, Florida. The Sarasota Bay Club is owned by a limited liability Company in which Mr. Roskamp owns a 57.5% interest. In return for its development services and costs associated therewith, the Company received aggregate development fees of $2.1 million during the three year period ended December 31, 2000. The Company was to manage the community following its completion pursuant to a five-year management agreement that provides for a management fee equal to 5.0% of the gross revenues of the community. In consideration of the Company's payment of a $2.0 million fully-refundable deposit, the Company acquired an option to purchase the community for a price to be negotiated. During the third quarter of 2000, the Company decided to cancel the purchase option, the $2.0 million deposit was refunded, and the management agreement for this community was terminated on December 31, 2000. The Company recognized $750,000 of development fees and $65,300 in management fees related to this community in 2000.

In connection with the transactions with Freedom Group, Mr. Roskamp entered into a three-year consulting agreement with the Company that provides for annual payments of $150,000 to Mr. Roskamp. The Company also granted certain contractual registration rights to Mr. Roskamp.

FREEDOM PLAZA CARE CENTER ("FPCC")

W.E. Sheriff, the Company's Chairman and Chief Executive Officer, owns 50% of Maybrook Realty, Inc., which in October 1999 acquired a 128-bed skilled nursing center then known as Hacienda de Vida, located in Peoria, Arizona. Maybrook simultaneously leased the nursing center to Freedom Plaza, which, in turn, operates the nursing center as a part of the Freedom Plaza retirement campus under the name FPCC. As described above, the Freedom Plaza retirement community (including FPCC after October 1999) is managed by the Company pursuant to a management agreement providing the Company with a net cash flow management fee. The Company has guaranteed the payment and performance of Freedom Plaza's obligations under its lease with Maybrook. Mr. Sheriff has also agreed to indemnify the Company from any loss or liability that the Company incurs under the guaranty of such lease.

The Company is serving as the developer of an expansion of FPCC. Pursuant to the terms of its development agreement with Maybrook, the Company is to receive a development fee of $125,000. The Company recognized $78,125 of the development fee during 2000. Maybrook has also granted to the Company an option to acquire the health center for a formula purchase price beginning in October 2009.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such directors, officers, and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during 2000 its officers, directors, and greater than ten percent beneficial owners were in compliance with all applicable filing requirements.

PERFORMANCE GRAPH

The following graph compares the cumulative returns of $100 invested on May 30, 1997, the date of the Company's initial public offering, in (a) the Company; (b) the Standard and Poor's 500 Stock Index; and (c) a self-constructed peer group, as described below, assuming reinvestment of all dividends.


                                    [CHART]

                 30-May-97   31-Dec-97  31-Dec-98   31-Dec-99   31-Dec-00
                 ---------   ---------  ---------   ---------   ---------
ACR               $100.0      $129.0      $101.2      $ 51.2      $ 19.7
S&P 500           $100.0      $114.9      $145.5      $174.0      $156.3
Peer Group        $100.0      $141.4      $191.1      $ 53.8      $ 36.1

The Company's self-constructed peer group is composed of the following senior living companies: Alterra Healthcare Corporation, Assisted Living Concepts, Inc., Balanced Care Corporation, Capital Senior Living Corporation, Emeritus Corporation, Greenbrier Corporation, Regent Assisted Living, Inc., Sunrise Assisted Living, Inc., and ARV Assisted Living, Inc.

Brookdale Living Communities, Inc., which is included in the peer group until 2000, was acquired by a private Company in September 2000. CareMatrix Corporation, which is included in the peer group until 2000, filed for bankruptcy in November 2000. Both companies have been removed from the 2000 peer group. During 2000, the Company determined, with the addition of numerous Free-standing Assisted Living communities, that Assisted Living Concepts, Inc., Balanced Care Corporation, and Capital Senior Living Corporation should be added to the Company's peer group. The prior period returns have been restated to include these three companies in all measurement periods.

                            PROPOSALS OF SHAREHOLDERS

A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's annual meeting of shareholders in 2002 and received at the Company's executive offices no later than November 30, 2001 will be included in the Company's proxy statement and form of proxy relating to such annual meeting.

In addition, the Company's bylaws contain an advance notice provision that provides that for a shareholder proposal to be brought before and considered at the next annual meeting of shareholders, such shareholder must provide notice thereof to the Secretary of the Company no later than November 30, 2001 and the proposal and the shareholder must comply with Regulation 14A under the Securities Exchange Act. In the event that a shareholder proposal intended to be presented for action at the next annual meeting is not received prior to November 30, 2001 proxies solicited by the board of directors in connection with the annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the annual meeting.

                              INDEPENDENT AUDITORS

KPMG LLP, which has been the Company's independent auditors since its organization, has been selected as the independent auditors of the Company for the 2001 fiscal year. The Company has been informed that representatives of KPMG LLP plan to attend the annual meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by the shareholders.

FEES BILLED TO THE COMPANY BY KPMG LLP DURING 2000

Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2000 and the limited reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during 2000 were $263,000.

Financial Information Systems Design and Implementation Fees. KPMG LLP performed no services and therefore billed no fees relating to operating or supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems during 2000.

All Other Fees. The aggregate fees billed for all other services rendered to the Company by KPMG LLP in 2000, including tax related services, totaled $557,900.

The audit committee of the board of directors has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the auditor's independence.

                            PROXY SOLICITATION COSTS

The enclosed form of proxy is solicited on behalf of the board of directors of the Company. The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this proxy statement. Such solicitation will be made by mail and may also be made by the Company's regular officers or employees personally or by telephone or telecopy. The Company may reimburse brokers, custodians, and their nominees for their expenses in sending proxies and proxy materials to beneficial owners.

                         FINANCIAL STATEMENTS AVAILABLE

A copy of the Company's 2000 Annual Report containing audited financial statements accompanies this proxy statement. The annual report does not constitute a part of the proxy solicitation material.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO GEORGE T. HICKS, SECRETARY, AMERICAN RETIREMENT CORPORATION, 111 WESTWOOD PLACE, SUITE 200, BRENTWOOD, TENNESSEE 37027.

                                                                      APPENDIX A

                                     CHARTER
                                       OF
                                 AUDIT COMMITTEE
                                       OF
                         AMERICAN RETIREMENT CORPORATION

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring on a periodic basis the processes used by the Company to produce financial statements, the Company's systems of internal accounting and financial controls, and the independence of the Company's outside auditors.

         In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts or consultants for this purpose. The Committee shall make regular reports to the Board.

         The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition and experience will meet the applicable listing standards of the New York Stock Exchange.

         Accordingly, as determined by the Board, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

         2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

         The Committee's monitoring responsibility recognizes that the Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company's financial statements are true and complete or are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to resolve disagreements, if any, between management and the outside auditors or to ensure compliance with laws and regulations or the Company's Code of Conduct.

         The following functions shall be the common recurring activities of the Committee in carrying out its monitoring responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

- The Committee shall review and discuss with management and the outside auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61 and No. 90, as may be modified or supplemented. Additionally, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

- As a whole, or through the Committee chair, the Committee shall review and discuss with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission on Form 10-Q and the matters required to be discussed by SAS No. 61 and No. 90, as may be modified or supplemented. This review will occur prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls that could significantly affect the Company's financial statements.

-        The Committee shall:

- request from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented.

- discuss with the outside auditors in an active dialogue any such disclosed relationships or services and their impact on the outside auditors' independence; and

- if determined appropriate by the Committee, recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

- The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors, and the outside auditors are ultimately accountable to the Board and the Committee.

PROXY                   AMERICAN RETIREMENT CORPORATION                PROXY

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                 MEETING OF SHAREHOLDERS OF AMERICAN RETIREMENT
             CORPORATION (THE "COMPANY") TO BE HELD ON MAY 3, 2001.

         The undersigned hereby appoints W.E. Sheriff and George T. Hicks, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Shareholders of the Company to be held at the American Retirement Corporate Offices, 111 Westwood Place, Suite 200, Brentwood, Tennessee, on Thursday, May 3, 2001 at 11:00 a.m., central time, and any adjournments thereof.

         YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

             (PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                         AMERICAN RETIREMENT CORPORATION

                                  MAY 3, 2001

                Please Detach and Mail in the Envelope Provided


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

1.  Election of Directors: FOR [ ]   WITHHOLD [ ]

FOR ALL, except Nominee(s) written below):

[ ]
   ----------------------------------------------

NOMINEES:  Christopher J. Coates
           Daniel K. O'Connell
           Lawrence J. Stuesser

2. In their discretion on any other matter that may properly come before said meeting or any adjournments thereof.


PLEASE SIGN BELOW AND RETURN PROMPTLY



Signature(s)                                      Dated:             , 2001
            ------------------------------------        -------------

NOTE: PLEASE SIGN ABOVE AND RETURN PROMPTLY. Please sign exactly as your name appears hereon. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.